Investment Elections	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Elections	Investment Elections
The Trustee invests contributions in accordance with participant elections from their choice of the available investment options offered within the Plan.
Participants may elect changes to their investment mix effective each business day, with certain restrictions. The Plan imposes a seven-day trading restriction that applies to all funds except the Edison International Stock Fund. Reallocation elections may also be subject to redemption fees or other measures imposed by investment fund managers. Participants may effect changes to their deferral percentages and deferral investment elections coincident with their pay frequency.
The transfer of a participant's investment from one fund to any other fund is based on the net asset value of the units allocated to the participant's account as of the close of market on the date of transfer.